EXHIBIT 10.17

AMENDMENT NO. 2
TO
SECURED CONVERTIBLE MULTI-DRAW
TERM LOAN FACILITY AGREEMENT

This Amendment No. 2 to the Secured Convertible Multi-Draw Term Loan Facility Agreement, dated as of the 11th day of January, 2008, by and between BioLife Solutions, Inc.,  and Thomas Girschweiler and Walter Villiger, as previously amended on the 20th day of October, 2008 (the “Agreement”), is entered into as of the 16th day of December, 2009. Any capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

The heading to the Agreement shall be amended to read as follows:

“SECURED MULTI-DRAW TERM LOAN FACILITY AGREEMENT.”

The third WHEREAS clause of the Agreement is hereby amended to read as follows:

“WHEREAS, each Investor is willing to extend to the Company a secured multi-draw term loan facility (the “Facility”) of $4,500,000, which Facility shall (a) incorporate (i) a refinancing of the Investor’s Notes and accrued interest thereon, in the aggregate amount of $1,431,563.30, and (ii) $300,000 being advanced concurrently with the execution and delivery of this Agreement, (iii) a commitment from each Investor to advance to the Company, from time to time, additional amounts up to a maximum of $2,768,436.70, (b) bear interest at the rate of 7% per annum on the principal balance outstanding from time to time, (c) be evidenced by a secured multi-draw term loan note in the form attached hereto as Exhibit A (the “Multi-Draw Term Loan Note”), (d) become due and payable, together with accrued interest thereon, on the earlier of (i) January 11, 2011 (the “Maturity Date”), or (ii) an Event of Default (as defined in the Multi-Draw Term Loan Note), and (e) be secured by all of the Company’s assets.”

Section 1(b) of the Agreement is hereby amended to read as follows:

“1.           The Facility.

(b)   Multi-Draw Term Loan Note.   Each Facility shall be evidenced by a Multi-Draw Term Loan Note, which Multi-Draw Term Loan Note shall (a) bear interest at the rate of 7% per annum, (b) become due and payable, together with accrued interest thereon on the earlier of (i) the Maturity Date, or (ii) an Event of Default (as defined in the Multi-Draw Term Loan Note), and (c) be secured by all of the Company’s assets.”

Section 4.13 of the Agreement is hereby deleted.

Section 5 of the Agreement is hereby amended to read as follows:

“5.           Resales of the Multi-Draw Term Loan Note by Investor; Hedging; Legends.

5.1           Resales of the Multi-Draw Term Loan Note; Hedging.  Investor understands that the Multi-Draw Term Loan Note is deemed to be a "restricted security" as defined in Rule 144 under the Act.  Investor acknowledges, covenants and agrees, with respect to the Multi-Draw Term Loan Note, (a) that it will only be resold by Investor, and the Company is to refuse to register any transfer not made, in accordance with Regulation S, or pursuant to an exemption from registration under the Act and applicable State Acts, or pursuant to an effective and current registration statement under the Act, and (b) not to engage in hedging transactions unless in compliance with the Act.  Until the restrictions on transfer terminate as provided in Section 5.3 hereof, Investor shall cause a transferee of the Multi-Draw Term Loan Note to execute, prior to the transfer, an agreement containing investor representations and covenants reasonably requested by the Company and substantially similar to those contained in Sections 4 and 5 hereof.

5.2           Legend.  To insure compliance with the provisions of the Act and State Acts, the Multi-Draw Term Loan Note shall bear a legend (the "Regulation S Restrictive Legend") substantially as follows:

"THE ISSUANCE OF THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW.  THE SECURITIES WERE ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT.  THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH OFFERS, SALES, AND TRANSFERS ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS, OR ARE MADE IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT.  FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITIES  MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

5.3           Termination of Restrictions; Removal of Legend.

(a)           The Regulation S Restrictive Legend may be removed (and the restrictions on the transferability of the Multi-Draw Term Loan Note shall terminate) when (i) the sale of the Multi-Draw Term Loan Note, has been registered under the Act and sold by the holder thereof in accordance with such registration, (ii) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation has been received from counsel for the holder thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, (iii) the Multi-Draw Term Loan Note, has been sold without registration under the Act in compliance with Rule 144 or Rule 144A promulgated under the Act, (iv) the Company is reasonably satisfied that the holder of the Multi-Draw Term Loan Note and New Equity Securities, as the case may be, shall be entitled to sell the Multi-Draw Term Loan Note in accordance with the terms of Rule 144 or of Rule 144A promulgated under the Act, or (v) a letter or an order has been issued to the holder thereof by the staff of the Securities and Exchange Commission (the "Commission") stating that no enforcement action shall be recommended by such staff or taken by the Commission if the Note Multi-Draw Term Loan, are transferred in the United States or to a U.S. Person without registration under the Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no subsequent restrictions on transfer are required.

(b)           Whenever the restrictions imposed by this Section 5 shall terminate as hereinabove provided, the holder of the Multi-Draw Term Loan Note then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to such holder, a new certificate for the Multi-Draw Term Loan Note, not bearing the Regulation S Restrictive Legend. “

Section 6.2 of the Agreement is hereby amended to read as follows:

“6.2           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, and delivery of the Multi-Draw Term Loan Note, have been taken.  This Agreement constitutes valid and legally binding obligation of the Company, enforceable in accordance with its terms.  The Company has obtained all consents and approvals required for it to execute, deliver, and perform this Agreement.”

Section 6.4 of the Agreement is hereby amended to read as follows:

“6.4           Valid Issuance of Multi-Draw Term  Loan Note.  The Multi-Draw Term Loan Note, when issued, sold, and delivered, in accordance with this Agreement, shall be duly executed, issued, and delivered, and shall constitute valid and legally binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance).”

Except as amended hereby, all of the provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Agreement as of the day and year first above written.

BioLife Solutions, Inc.

By:	/s/ Mike Rice
Mike Rice, President & CEO

/s/Thomas Girschweiler
Thomas Girschweiler

/s/Walter Villiger
Walter Villiger